                                                                                                               Exhibit 99.1

                                                 CERTIFICATION PURSUANT TO
                                 SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE,
                                                  AS ADOPTED PURSUANT TO
                                       SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant  to  Section  1350,  Chapter  63 of Title 18,  United  States  Code,  as adopted  pursuant  to Section  906 of the
Sarbanes-Oxley  Act of 2002,  the  undersigned,  as President  and Chief  Executive  Officer of U.S. Can  Corporation  (the
"Company"), does hereby certify that to the undersigned's knowledge:

1)       the Company's Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities  Exchange
         Act of 1934; and

2)       the information  contained in the Company's Form 10-Q fairly  presents,  in all material  respects,  the financial condition and results of operations of the Company.

                                                                /s/ Paul W. Jones
                                                                -----------------

                                                                Paul W. Jones
                                                                President and
                                                                Chief Executive Officer

                                                                Dated: August 13, 2002

                                                 CERTIFICATION PURSUANT TO
                                 SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE,
                                                  AS ADOPTED PURSUANT TO
                                       SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant  to  Section  1350,  Chapter  63 of Title 18,  United  States  Code,  as adopted  pursuant  to Section  906 of the
Sarbanes-Oxley  Act of 2002,  the  undersigned,  as  Executive  Vice  President  and Chief  Financial  Officer of U.S.  Can
Corporation (the "Company"), does hereby certify that to the undersigned's knowledge:

3)       the Company's Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities  Exchange
         Act of 1934; and

4)       the information  contained in the Company's Form 10-Q fairly  presents,  in all material  respects,  the financial condition and results of operations of the Company.

                                                                /s/ John L. Workman
                                                                -------------------

                                                                John L. Workman
                                                                Executive Vice President and
                                                                Chief Financial Officer

                                                                Dated: August 13, 2002